UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2019

LEGACY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

001-38296	Delaware	81-3674868
(Commission File Number)	(State or jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1308 Race Street, Suite 200

Cincinnati OH 45202

(Address of principal executive offices, including zip code)

(513) 618-7161

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Share Exchange Agreement

On December 2, 2019, Legacy Acquisition Corp., a Delaware corporation (“Legacy” or the “Company”), and Blue Valor Limited, a company incorporated in Hong Kong (“Blue Valor” or the “Seller”) and an indirect, wholly owned subsidiary of BlueFocus Intelligent Communications Group Co. Ltd. (“BlueFocus”), entered into an Amended and Restated Share Exchange Agreement (the “Amended and Restated Share Exchange Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Legacy will, among other things, purchase from the Seller all of the outstanding shares of a wholly owned holding company of the Seller, organized in the Cayman Islands (the “Blue Impact Target”) that, at the closing of the transactions contemplated by the Share Exchange Agreement (the “Closing”), will hold the Blue Impact business, a digital-first, intelligent and integrated, global advertising & marketing services group (the “Blue Impact business”). The Amended and Restated Share Exchange Agreement amends and restates the Share Exchange Agreement dated as of August 23, 2019 by and between Legacy and the Seller (the “Original Agreement”), as amended by that First Amendment to Share Exchange Agreement (the “First Amendment”) dated as of September 27, 2019 (the Original Agreement as amended by the First Amendment, the “Share Exchange Agreement”). The transactions contemplated by the Amended and Restated Share Exchange Agreement are referred to herein as the “Business Combination.”

Pursuant to the Amended and Restated Share Exchange Agreement, Legacy and the Seller, among other things, agreed to certain clarifying amendments to the representations and warranties and covenants to reflect the delivery of the combined financial statements for the years ended December 31, 2018, 2017 and 2016 (unaudited) and to revise the termination provisions of the Share Exchange Agreement to reflect that Legacy may terminate the Amended and Restated Share Exchange Agreement if the Seller is unable for any reason to deliver by January 15, 2020 the audited combined financial statements of the Blue Impact business which comprise the combined balance sheet as of September 30, 2019, the related combined statements of income and comprehensive income, equity and redeemable non-controlling interest, and cash flows for the nine months then ended.

Legacy and the Seller agreed to certain new covenants with respect to (1) amending and restating the certificate of incorporation of Legacy in order to effect the declassification of the board of directors and to provide that each member of the board of directors is to be elected annually at each annual meeting of stockholders following the effectiveness of the amendment, which amendment will go into effect at the special meeting, if approved by Legacy’s stockholders, and (2) after the Closing, pursuing the possibility of effecting a tender offer, pursuant to Regulation M-A under the Securities Exchange Act of 1934, for all outstanding warrants of the post-Business Combination company, referred to in this report as “Blue Impact” (which prior to the Closing were Legacy warrants) (the “Blue Impact Warrant Tender Offer”), and, if such Blue Impact Warrant Tender Offer would benefit all of Blue Impact’s stockholders, Legacy (through its director nominees) and the Seller will determine whether to recommend that the Blue Impact board of directors commence such Blue Impact Warrant Tender Offer, provided, that the parties acknowledge and agree that Blue Impact’s board of directors shall, in its sole discretion, determine whether to pursue such Blue Impact Warrant Tender Offer and its terms.

Legacy and the Seller also agreed to modify the covenant regarding Legacy’s obligation to make appropriate arrangements to cause the funds in the trust account to be disbursed in accordance with the trust agreement and for payment of all the transaction expenses of the Seller and Legacy, respectively, incurred in connection with the transactions contemplated by the Share Exchange Agreement, provided that all such transaction expenses will be paid at the Closing and, to the extent there is a shortfall in cash available from the trust account at Closing after payment of all amounts in respect of the Legacy shares of Class A common stock redeemed in respect of the Business Combination (if any), the Madhouse purchase price and all deferred underwriting fees, any unpaid transaction expenses will become a payable of Blue Impact.

In addition, Legacy and the Seller clarified the terms of the reorganization of the Seller and its affiliates (the “Reorganization”), so that at Closing, the Seller will hold the Blue Impact business. The Reorganization will result in Blue Impact Target owning directly 100% of the outstanding shares of the six operating companies currently under the control of BlueFocus and collectively operating the Blue Impact business and indirectly their subsidiaries. However, Legacy will not acquire the shares or assets of the Blue Impact PRC-incorporated subsidiaries. Instead, prior to closing, these excluded PRC entities will (i) be transferred to or retained by the Seller and (ii) enter into a series of control arrangements. Through these control arrangements, Blue Impact will be entitled to the economic benefits of those entities.

Except as set forth above, the material terms of the Amended and Restated Share Exchange Agreement are substantially the same as the terms of the original Share Exchange Agreement, dated as of August 23, 2019, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 27, 2019, and the First Amendment, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2019.

Redemption Side Letter

On December 2, 2019, Legacy entered into the Redemption Side Letter with the Seller and Legacy Acquisition Sponsor I LLC (“Sponsor”). Pursuant to this letter agreement, (i) depending on the level of redemptions, certain shares of Legacy common stock owned by Sponsor will be subject to forfeiture, and (ii) Blue Impact may be required to reissue a specified portion of those forfeited shares depending on the post-Closing trading price of Blue Impact’s common stock.

The foregoing description of the Amended and Restated Share Exchange Agreement and Redemption Side Letter do not purport to be complete and are qualified in their entirety by the terms and conditions of the Amended and Restated Share Exchange Agreement and Redemption Side Letter, respectively, copies of which are attached hereto as Exhibit 2.1 and 10.1, respectively, and are incorporated herein by reference. The Amended and Restated Share Exchange Agreement contains covenants that the respective parties made to each other as of the date of the Share Exchange Agreement or as of the date of such agreement or other specific dates as provided therein. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Amended and Restated Share Exchange Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Legacy, Seller or any other party to the Amended and Restated Share Exchange Agreement. In particular, the representations, warranties, covenants and agreements contained in the Amended and Restated Share Exchange Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Amendment, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Amended and Restated Share Exchange Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Amended and Restated Share Exchange Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Amended and Restated Share Exchange Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Amended and Restated Share Exchange Agreement, which subsequent information may or may not be fully reflected in Legacy’s public disclosures.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Amended and Restated Share Exchange Agreement, dated as of December 2, 2019, by and between Blue Valor Limited, a company incorporated in Hong Kong, and an indirect, wholly owned subsidiary of BlueFocus Intelligent Communications Group Co. Ltd., and Legacy Acquisition Corp., a Delaware corporation.*
10.1	Share Redemption Agreement, dated as of December 2,, 2019, by and between Blue Valor Limited, a company incorporated in Hong Kong, and an indirect, wholly owned subsidiary of BlueFocus Intelligent Communications Group Co. Ltd., Legacy Acquisition Sponsor I LLC and Legacy Acquisition Corp., a Delaware corporation.

*	Legacy has omitted schedules and similar attachments to the Amended and Restated Share Exchange Agreement pursuant to Item 601(a)(5) of Regulation S-K.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Legacy intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. Legacy’s stockholders and other interested persons are advised to read the preliminary and definitive proxy statements and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of Legacy as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Legacy will be contained in Legacy’s proxy statement that will be filed with respect to the Business Combination and in its proxy statement for its 2019 Annual Meeting that was filed with the SEC on November 22, 2019 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination when available.

The Seller, Blue Focus Intelligent Communications Group, and their respective affiliates’ and their directors, officers and employees may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the Business Combination. A list of the names of such directors and officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the anticipated portfolio of assets and agencies to comprise the Blue Impact business, Legacy’s anticipated name following the closing of the proposed transaction, projected cash available for acquisitions and working capital following the closing and the anticipated closing date of the proposed transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended and Restated Share Exchange Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties since the announcement of the share exchange agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the Amended and Restated Share Exchange Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of Blue Impact’s common stock on the New York Stock Exchange following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the possibility that the Blue Impact business or the combined company may be adversely affected by other economic business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed transaction; (13) the risk that current trends in digital media and marketing decelerate or do not continue; (14) the ability of the Blue Impact business to ameliorate or otherwise mitigate its existing material weaknesses and any material weaknesses in internal control over financial reporting or significant deficiencies that may be identified in the future; (15) estimates for the financial performance of the Blue Impact business may prove to be incorrect or materially different from actual results; and (16) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed transaction, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation:

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

December 2, 2019	By:	/s/ William C. Finn
	Name:	William C. Finn
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amended and Restated Share Exchange Agreement, dated as of December 2, 2019, by and between Blue Valor Limited, a company incorporated in Hong Kong, and an indirect, wholly owned subsidiary of BlueFocus Intelligent Communications Group Co. Ltd., and Legacy Acquisition Corp., a Delaware corporation.*
10.1	Share Redemption Agreement, dated as of December 2, 2019, by and between Blue Valor Limited, a company incorporated in Hong Kong, and an indirect, wholly owned subsidiary of BlueFocus Intelligent Communications Group Co. Ltd., Legacy Acquisition Sponsor I LLC and Legacy Acquisition Corp., a Delaware corporation.

*	Legacy has omitted schedules and similar attachments to the Amended and Restated Share Exchange Agreement pursuant to Item 601(a)(5) of Regulation S-K.